UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22425

Nuveen Build America Bond Opportunity Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report March 31, 2016

NBB
Nuveen Build America Bond Fund

NBD
Nuveen Build America Bond Opportunity Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	8

Common Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Report of Independent Registered Public Accounting Firm	16

Portfolios of Investments	17

Statement of Assets and Liabilities	29

Statement of Operations	30

Statement of Changes in Net Assets	31

Statement of Cash Flows	32

Financial Highlights	34

Notes to Financial Statements	36

Additional Fund Information	47

Glossary of Terms Used in this Report	48

Reinvest Automatically, Easily and Conveniently	50

Board Members & Officers	51

Nuveen Investments	3

Chairman's Letter to Shareholders
Dear Shareholders,
The financial markets saw an increase in volatility over the past year. Global economic growth has continued to look fragile, led by China's ongoing slowdown and stagnant growth in Europe and Japan. By contrast, the U.S. economy's modest recovery stayed on pace. However, concerns about downside risks to U.S. economic growth were heightened in early 2016 amid a weak global growth outlook and churning stock markets. In addition to the challenging economic backdrop, the persistent decline of oil prices and a rally in the U.S. dollar dampened U.S. corporate earnings growth, further contributing to an uncertain outlook.
For most of 2015, the U.S. Federal Reserve postponed the first increase to its main policy interest rate, which tended to boost risky assets and weigh on longer-term bond yields at points throughout the year. However, volatility rose in the late spring amid Greece's turbulent negotiations with its European Union creditors. China's stock market declined amid worries about its decelerating economy and a loss of confidence in its policy makers. Conditions turned more favorable in the fall, as the Fed delayed its rate hike again in October, the European Central Bank appeared poised for further easing and China administered another round of stimulus measures. By the time the Fed announced the rate hike in December, the move was widely expected and had very little market impact.
Although volatility spiked in early 2016, conditions have generally improved since mid-February 2016. Global growth expectations remain subdued, but investors have gained more confidence that the Fed's interest rate increases will be gradual, oil prices appear more stable, the U.S. dollar has weakened and the U.S. economy continues to look fairly resilient. Consumer spending, which represents roughly two-thirds of the economy, continues to be supported by the meaningful improvement in the labor market, wage growth and cheaper gas prices.
The global markets may continue seeing bouts of market turbulence this year. While short-term volatility can be uncomfortable for investors, these periods can also provide opportunities. The experienced investment professionals working for you at Nuveen continue to seek upside potential and manage downside risks, whether markets are rising or falling. We also encourage you to contact your financial advisor, who can help you develop a plan to weather short-term price swings, while remaining consistent with your investment goals, time horizon and risk tolerance.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

William J. Schneider
Chairman of the Board
May 23, 2016

4	Nuveen Investments

Portfolio Manager's Comments
Nuveen Build America Bond Fund (NBB)
Nuveen Build America Bond Opportunity Fund (NBD)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Daniel J. Close, CFA, discusses key investment strategies and the twelve-month performance of the Nuveen Build America Bond Fund (NBB) and the Nuveen Build America Bond Opportunity Fund (NBD). Dan has managed NBB and NBD since their inceptions in April 2010 and November 2010, respectively.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2016?
Over the twelve-month period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes. For the first quarter of 2016, real GDP increased at an annual rate of 0.5%, as reported by the "advance" estimate of the Bureau of Economic Analysis, down from 1.4% in the fourth quarter of 2015.
The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 5.0% in March 2016 from 5.5% in March 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.3% annual gain in February 2016 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.6% and 5.4%, respectively.
Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices. Pessimism about the economy's future and lackluster wage growth likely contributed to consumers' somewhat muted spending. Lower energy prices and tepid wage growth also weighed on inflation during this reporting period. The Consumer Price Index CPI rose 0.9% over the twelve-month period ended March 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed's unofficial longer term inflation objective of 2.0%.
Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager's Comments (continued)
Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.
With the current expansion on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.
Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across risky assets and fueled demand for "safe haven" assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling risky assets higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally.
At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding fewer bonds on their books, dealers seek to mitigate their exposure that could potentially be worth less or be more difficult to sell in the future. Banks have reduced their participation in the markets in order to hold fewer bonds on their balance sheets. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility.
What key strategies were used to manage these Funds during the twelve-month reporting period ended March 31, 2016?
Despite volatile conditions, Build America Bonds (BAB) posted a modest gain over the twelve-month reporting period. U.S. Treasury bonds, which BABs track, endured bouts of pronounced volatility during the period, pushing yields higher especially from June to July and from October to November. However, increasing risk aversion in January and early February bolstered demand for bonds, pressuring yields lower, where they remained through the end of the reporting period.
NBB and NBD are designed to invest primarily in BABs and other taxable municipal bonds. The primary investment objective of these two Funds is to provide current income through investments in taxable municipal securities. Their secondary objective is to seek enhanced portfolio value and total return. The Funds offer strategic portfolio diversification opportunities for traditional municipal bond investors, while providing investment options to investors that have not traditionally purchased municipal bonds, including public and corporate retirement plans, endowments, life insurance companies and sovereign wealth funds. For these investors, the Funds can offer investment grade municipal credit, current income and some security issuers typically offer call protection.
With the end of the BAB new issuance program in 2010, our focus continued to be on taking advantage of opportunities to add value and improve the liquidity profiles of both NBB and NBD by purchasing additional benchmark BAB issues in the secondary market. Benchmark BAB issues, which typically offer more liquidity than their non-benchmark counterparts, are defined as BABs over $250 million in size and therefore eligible for inclusion in the Barclays Aggregate-Eligible Build America Bond Index. Their greater liquidity makes them potentially easier to sell at Fund termination. In contrast, non-benchmark BABs generally are smaller issues that may offer the same credit quality as benchmark BABs, but sometimes require more detailed credit reviews before purchase and consequently may be less liquid.
Overall, our strategy during this reporting period was to continue to add value by pursuing active management. Generally, purchase activity was heightened during periods of rising interest rates such as October to November 2015 and selling increased during falling rate environments such as January to February 2016. This trading activity pattern is consistent with the Funds' hedging strategy (described in the performance discussion of this report). Over this reporting period, we tended to sell longer duration bond,

6	Nuveen Investments

including several credits maturing in 2050, and bought bonds that were somewhat shorter in duration than those we've tended to buy over the past few years. The bonds we added to the Funds' portfolios represented a range of sectors.
Shareholders should note that, because there was no new issuance of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for the 24-month period ended December 31, 2012, the Funds' contingent term provisions of termination dates on or around June 30, 2020 for NBB and December 31, 2020 for NBD went into effect on January 1, 2013. During the reporting period ended March 31, 2016, NBB and NBD were managed in line with termination dates with the distribution of the Funds' assets to shareholders planned for those times. We continued our efforts to maximize the Funds' liquidity and better position NBB and NBD for termination. Even though the Funds are scheduled to terminate, we believe the opportunity still exists to add value for the shareholders of these Funds through active management and strong credit research.
How did these Funds perform over the twelve-month reporting period ended March 31, 2016?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year and since-inception periods ended March 31, 2016. Each Fund's total returns on common share net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended March 31, 2016, the total returns on common share NAV for NBB and NBD trailed the return for the Barclays Aggregate-Eligible Build America Bond Index.
Key management factors that influenced the returns of NBB and NBD during this reporting period included duration and yield curve positioning, the use of derivatives, credit exposure and sector allocation.
During this reporting period, duration and yield curve positioning relative to the Barclays Aggregate-Eligible Build America Bond Index was a positive contributor to the Funds' performance. More specifically, the Funds benefited from their overweight allocations to intermediate-dated bonds, as the short- and intermediate-dated categories performed well in the BAB market during this reporting period.
The Funds' credit rating exposures detracted from NBB's performance but added a small gain to NBD's performance. In NBB, an overweight allocation to AA rated bonds dampened relative results, as the AA category underperformed the broad market, which overwhelmed the benefit of the Fund's allocation to better-performing A and BBB rated credits. NBD's exposure to AA rated bonds was detrimental as well, but the negative impact was more than offset by gains from its below investment grade allocation.
The Funds' sector allocations were well diversified and added modestly to both Funds' returns. Looking at individual credits, exposure to tender option bonds (TOBs) and taxable tobacco credits was generally helpful to performance, while bonds issued by the state of Illinois, Cook County (Illinois) or Chicago tended to underperform in this reporting period. A state of New Jersey-issued bond was also a detractor for NBD during this reporting period.
As part of their approach to investing, NBB and NBD use an integrated leverage and hedging strategy in their efforts to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Barclays Aggregate-Eligible Build America Bond Index. As part of this integrated strategy, both NBB and NBD used inverse floating rate securities and bank borrowings as leverage to potentially magnify performance. At the same time, the Funds used interest rate swaps to reduce their leverage-adjusted durations to a level close to that of the Barclays Aggregate-Eligible Build America Bond Index. In addition, the Funds entered into staggered interest rate swaps to partially fix the interest cost of leverage. During this reporting period, the inverse floaters and interest rate swaps performed as expected. Due to the path of interest rates over this reporting period, the use of inverse floaters was modestly positive for the Funds' performance but the use of swaps to shorten long-term interest rates hurt the Funds' total return performance for the reporting period. Leverage is discussed in more detail later in this report.

Nuveen Investments	7

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmark was the Funds' use of leverage through bank borrowings and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. As mentioned previously, inverse floaters contributed positively to the performance of the Funds over this reporting period. NBB's borrowings also contributed positively to performance while NBD's borrowings detracted over this reporting period.
As of March 31, 2016, the Funds' percentages of leverage are as shown in the accompanying table.

	NBB	NBD
Effective Leverage*	28.57%	29.50%
Regulatory Leverage*	13.28%	6.79%

*
Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE
Bank Borrowings
The Funds employ regulatory leverage through the use of bank borrowings. As of March 31, 2016, and throughout the entire reporting period, the Funds' outstanding bank borrowings are as shown in the accompanying table.

	NBB	NBD
Bank Borrowings	$89,500,000	$11,800,000
Refer to Notes to Financial Statements, Note 8 - Borrowing Arrangements for further details.

8	Nuveen Investments

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of March 31, 2016. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NBB	NBD
April 2015	$0.1160	$0.1140
May	0.1160	0.1140
June	0.1120	0.1085
July	0.1120	0.1085
August	0.1120	0.1085
September	0.1120	0.1085
October	0.1120	0.1085
November	0.1120	0.1085
December	0.1120	0.1085
January	0.1120	0.1085
February	0.1120	0.1085
March 2016	0.1120	0.1085
Total Monthly Per Share Distributions	$1.3520	$1.3130

Yields
Market Yield*	6.23%	6.05%

*	Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price as of the end of the reporting period.
Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of March 31, 2016, the Funds had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	9

Common Share Information (continued)
COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of March 31, 2016, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NBB	NBD
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	2,645,000	720,000
OTHER COMMON SHARE INFORMATION
As of March 31, 2016, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NBB	NBD
Common share NAV	$22.09	$22.49
Common share price	$21.59	$21.52
Premium/(Discount) to NAV	(2.26)%	(4.31)%
12-month average premium/(discount) to NAV	(7.06)%	(8.67)%

10	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Build America Bond Fund (NBB)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund's investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund's performance. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NBB.

Nuveen Build America Bond Opportunity Fund (NBD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund's investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund's performance. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NBD.

Nuveen Investments	11

NBB
Nuveen Build America Bond Fund
Performance Overview and Holding Summaries as of March 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2016

	Average Annual
			Since
	1-Year	5-Year	Inception
NBB at Common Share NAV	1.63%	9.94%	9.19%
NBB at Common Share Price	8.66%	10.91%	8.38%
Barclays Aggregate – Eligible Build America Bond Index	3.04%	10.75%	9.45%
Since inception returns are from 4/27/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

12	Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	120.3%
Corporate Bonds	0.6%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	3.4%
Net Assets Plus Borrowings & Floating Rate Obligations	124.4%
Borrowings	(15.3)%
Floating Rate Obligations	(9.1)%
Net Assets	100%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	12.4%
AA	59.2%
A	21.3%
BBB	3.7%
BB or Lower	1.5%
N/R (not rated)	1.8%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition
(% of total investments)1
Tax Obligation/Limited	29.9%
Transportation	19.2%
Tax Obligation/General	18.2%
Utilities	14.4%
Water and Sewer	12.4%
Other	5.8%
Repurchase Agreements	0.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	26.2%
New York	14.4%
Texas	8.7%
Illinois	6.6%
Ohio	4.7%
Georgia	4.5%
Nevada	3.9%
New Jersey	3.4%
Louisiana	3.2%
Virginia	3.2%
Washington	3.2%
Other	18.0%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	13

NBD
Nuveen Build America Bond Opportunity Fund
Performance Overview and Holding Summaries as of March 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2016

	Average Annual
			Since
	1-Year	5-Year	Inception
NBD at Common Share NAV	(0.25)%	9.34%	9.44%
NBD at Common Share Price	5.68%	9.87%	8.15%
Barclays Aggregate – Eligible Build America Bond Index	3.04%	10.75%	10.50%
Since inception returns are from 11/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

14	Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	106.0%
Corporate Bonds	0.8%
Other Assets Less Liabilities	4.9%
Net Assets Plus Borrowings & Floating Rate Obligations	111.7%
Borrowings	(7.3)%
Floating Rate Obligations	(4.4)%
Net Assets	100%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	13.4%
AA	66.2%
A	13.5%
BBB	1.8%
BB or Lower	3.1%
N/R (not rated)	2.0%
Total	100%

Portfolio Composition
(% of total investments)1
Tax Obligation/Limited	38.2%
Transportation	19.7%
Water and Sewer	13.5%
Utilities	10.9%
Tax Obligation/General	8.5%
Other	9.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	23.4%
New York	12.0%
Illinois	8.8%
Texas	7.9%
South Carolina	7.3%
Colorado	5.1%
New Jersey	4.8%
Tennessee	3.2%
Ohio	3.0%
Massachusetts	2.9%
Georgia	2.7%
Other	18.9%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Nuveen Build America Bond Fund
Nuveen Build America Bond Opportunity Fund:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Build America Bond Fund and Nuveen Build America Bond Opportunity Fund (the "Funds") as of March 31, 2016, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through March 31, 2014, were audited by other auditors whose report dated May 27, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2016, the results of their operations for the year then ended, their cash flows for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
May 25, 2016

16	Nuveen Investments

NBB
Nuveen Build America Bond Fund
	Portfolio of Investments	March 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 120.9% (99.9% of Total Investments)
	MUNICIPAL BONDS – 120.3% (99.5% of Total Investments)
	Alabama – 0.4% (0.3% of Total Investments)
$2,000	Baptist Health Care Authority, Alabama, An Affiliate of UAB Health System, Taxable Bond Series 2013A, 5.500%, 11/15/43	No Opt. Call	A3	$2,126,960
	Arizona – 1.0% (0.8% of Total Investments)
5,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34	7/20 at 100.00	Aa2	5,621,950
	California – 31.5% (26.1% of Total Investments)
2,520	Alameda Corridor Transportation Authority, California, User Fee Revenue Bonds, Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured	No Opt. Call	BBB+	1,026,346
1,995	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49	No Opt. Call	AA	2,832,621
75	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1, 6.793%, 4/01/30	No Opt. Call	AA–	96,236
500	California Infrastructure and Economic Development Bank, Revenue Bonds, University of California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B, 6.486%, 5/15/49	No Opt. Call	AA–	633,175
465	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Taxable Series 2013B, 7.000%, 8/01/18	No Opt. Call	BB	467,716
250	California School Finance Authority Charter, School Revenue Bonds, Rocketship Education, Mateo Sheedy Project, Series 2015B, 4.250%, 6/01/16	No Opt. Call	N/R	249,975
3,030	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A+	4,522,699
2,050	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2010A-2, 8.000%, 3/01/35	3/20 at 100.00	A+	2,384,827
7,000	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series 2010B, 6.484%, 11/01/41	No Opt. Call	Aa2	9,313,500
7,115	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 7.950%, 3/01/36	3/20 at 100.00	AA–	8,648,069
14,610	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond Series 2010, 7.600%, 11/01/40	No Opt. Call	AA–	22,692,105
5,000	California State, Various Purpose General Obligation Bonds, Build America Federally Taxable Bonds, Series 2009, 7.550%, 4/01/39	No Opt. Call	AA–	7,657,000
15,000	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, 6.600%, 8/01/42	No Opt. Call	AA+	21,508,799
10,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2010 6.600%, 8/01/42 (UB) (4)	No Opt. Call	AA+	14,339,200
6,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Build America Taxable Bond Series 2010A, 5.735%, 6/01/39	No Opt. Call	AAA	7,746,840
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	7.488%, 8/01/33	No Opt. Call	AA	2,830,148
18,085	7.618%, 8/01/40	No Opt. Call	AA	26,913,915
9,485	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	12,591,243
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010A:
50	5.716%, 7/01/39	No Opt. Call	AA–	63,722
2,840	6.166%, 7/01/40	7/20 at 100.00	AA–	3,241,178

Nuveen Investments	17

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	March 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,685	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45	No Opt. Call	AA–	$2,401,563
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust T0003, 28.199%, 7/01/42 (IF) (4)	No Opt. Call	AA+	6,441,800
1,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable Series 2010A, 6.947%, 7/01/40	7/20 at 100.00	AAA	1,179,350
3,000	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	A+	3,251,760
4,250	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center, Series 2015, 5.637%, 4/01/50	No Opt. Call	A+	4,770,540
1,365	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.000%, 11/01/40	No Opt. Call	AA–	1,738,150
4,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond Trust B001, 28.317%, 11/01/30 (IF)	No Opt. Call	AA	9,241,800
	Stanton Redevelopment Agency, California, Consolidated Project Tax Allocation Bonds, Series 2011A:
275	6.500%, 12/01/17	No Opt. Call	A	290,557
295	6.750%, 12/01/18	No Opt. Call	A	321,231
1,500	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R, 6.270%, 5/15/31	5/19 at 100.00	AA	1,686,750
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable Bond Series 2010F, 5.946%, 5/15/45	No Opt. Call	AA–	3,235,633
129,995	Total California			184,318,448
	Colorado – 0.7% (0.6% of Total Investments)
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable Bonds, Series 2009C, 5.664%, 12/01/33	No Opt. Call	AA+	4,002,906
	Connecticut – 1.3% (1.1% of Total Investments)
6,300	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	7,401,429
	District of Columbia – 0.2% (0.2% of Total Investments)
1,000	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien, Build America Taxable Bond Series 2010A, 5.522%, 10/01/44	No Opt. Call	AA+	1,250,780
	Florida – 0.9% (0.8% of Total Investments)
5,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America Taxable Bonds, Series 2010G, 5.750%, 6/01/35	6/19 at 100.00	AAA	5,451,700
	Georgia – 5.4% (4.5% of Total Investments)
2,500	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47	1/26 at 100.00	AAA	2,621,600
9,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build America Bonds Series 2010A, 6.637%, 4/01/57	No Opt. Call	A+	11,171,340
15,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	A–	17,671,500
26,500	Total Georgia			31,464,440
	Illinois – 7.9% (6.5% of Total Investments)
4,320	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	4,860,778

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B:
$10,925	6.845%, 1/01/38	1/20 at 100.00	A	$12,420,305
355	6.395%, 1/01/40	No Opt. Call	A	469,282
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3, 6.725%, 4/01/35	No Opt. Call	A–	14,889,840
8,090	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	10,587,302
1,595	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009B, 5.851%, 12/01/34	No Opt. Call	AA–	2,009,700
685	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40	No Opt. Call	A2	916,653
39,970	Total Illinois			46,153,860
	Indiana – 2.6% (2.1% of Total Investments)
5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.636%, 6/01/35	6/20 at 100.00	AAA	5,432,700
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Bonds, Series 2010A-2, 6.004%, 1/15/40	No Opt. Call	AA+	6,530,750
2,390	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	Aa1	3,171,602
12,390	Total Indiana			15,135,052
	Kentucky – 1.8% (1.5% of Total Investments)
5,000	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Tender Option Bond Trust B002, 26.968%, 9/01/37 – AGC Insured (IF)	9/20 at 100.00	AA	7,838,750
1,950	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	2,627,664
6,950	Total Kentucky			10,466,414
	Louisiana – 3.9% (3.2% of Total Investments)
20,350	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.087%, 2/01/45 (UB) (4)	2/20 at 100.00	AA	22,787,930
	Massachusetts – 0.9% (0.7% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust T0004, 23.690%, 6/01/40 (IF) (4)	No Opt. Call	AAA	5,049,600
	Michigan – 0.5% (0.4% of Total Investments)
3,330	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	No Opt. Call	B–	3,038,525
	Missouri – 0.3% (0.2% of Total Investments)
1,290	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable Bonds, Series 2009A, 5.960%, 11/01/39	No Opt. Call	AA+	1,677,129
	Nebraska – 0.0% (0.0% of Total Investments)
70	Public Power Generation Agency, Nebraska, Whelan Energy Center Revenue Bonds, Build America Bonds, Series 2009, 7.242%, 1/01/41 – NPFG Insured	No Opt. Call	AA–	89,690
	Nevada – 4.6% (3.8% of Total Investments)
8,810	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	AA–	9,930,632
10,150	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series 2010C, 6.820%, 7/01/45	No Opt. Call	AA–	15,090,513
1,315	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Build America Federally Taxable Bonds, Series 2009B, 7.800%, 9/01/39 (Pre-refunded 9/01/19)	9/19 at 100.00	AA– (5)	1,593,044

Nuveen Investments	19

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	March 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$510	Reno, Nevada, 1999 Special Assessment District 2 Local Improvement Bonds, ReTRAC Project, Taxable Series 2006, 6.890%, 6/01/16	No Opt. Call	BBB	$512,912
20,785	Total Nevada			27,127,101
	New Jersey – 4.1% (3.4% of Total Investments)
130	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 6.104%, 12/15/28	12/20 at 100.00	A–	135,581
3,610	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F, 7.414%, 1/01/40	No Opt. Call	A+	5,417,455
12,535	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	18,241,182
16,275	Total New Jersey			23,794,218
	New York – 17.4% (14.3% of Total Investments)
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Build America Taxable Bonds, 5.600%, 3/15/40 (UB)	No Opt. Call	AAA	31,930,250
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable Bond Series 2010B, 5.850%, 5/01/41	No Opt. Call	A–	6,106,179
7,965	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010C, 7.336%, 11/15/39	No Opt. Call	AA	12,208,832
100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2010B-1, 6.648%, 11/15/39	No Opt. Call	AA–	135,867
14,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series 2010CC, 6.282%, 6/15/42	12/20 at 100.00	AA+	16,129,680
2,120	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.790%, 6/15/41	6/20 at 100.00	AA+	2,365,454
2,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42	No Opt. Call	AA+	3,534,416
2,025	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42 (UB)	No Opt. Call	AA+	2,758,070
1,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust T30001-2, 25.768%, 6/15/44 (IF)	No Opt. Call	AA+	4,510,421
6,690	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	9,237,084
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)	No Opt. Call	AAA	12,498,900
77,190	Total New York			101,415,153
	North Carolina – 1.9% (1.6% of Total Investments)
10,100	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39	1/19 at 100.00	AA	11,366,540
	Ohio – 5.7% (4.7% of Total Investments)
10,700	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B, 7.834%, 2/15/41	No Opt. Call	A	15,469,418
25	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable Series 2013B, 4.532%, 1/01/35	No Opt. Call	AA	28,002

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$15,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	$17,908,854
26,225	Total Ohio			33,406,274
	Oregon – 2.7% (2.3% of Total Investments)
4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally Taxable Build America Bonds, Tender Option Bond Trust TN-011, 24.756%, 5/01/35 (IF) (4)	5/20 at 100.00	AA	6,643,800
8,420	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds, Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A, 8.250%, 11/01/19	No Opt. Call	A3	9,322,498
12,420	Total Oregon			15,966,298
	Pennsylvania – 1.1% (0.9% of Total Investments)
1,915	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D, 6.218%, 6/01/39	No Opt. Call	A+	2,333,638
2,000	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Third Series 2010B, 5.850%, 7/15/30	7/20 at 100.00	Aa3	2,237,940
1,535	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	A1	2,031,404
5,450	Total Pennsylvania			6,602,982
	South Carolina – 2.2% (1.8% of Total Investments)
205	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust T30002, 27.702%, 1/01/50 (IF)	No Opt. Call	AA–	549,154
8,985	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America, Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	AA–	12,001,804
9,190	Total South Carolina			12,550,958
	Tennessee – 1.8% (1.5% of Total Investments)
5,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43	No Opt. Call	A1	6,843,600
2,950	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	3,940,905
7,950	Total Tennessee			10,784,505
	Texas – 10.5% (8.6% of Total Investments)
9,280	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	A1	12,606,509
2,200	Dallas Independent School District, Dallas County, Texas, General Obligation Bonds, School Building, Build America Taxable Bond Series 2010C, 6.450%, 2/15/35	2/21 at 100.00	AAA	2,597,540
10,315	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	A1	14,987,076
9,220	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa2	11,079,858
1,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America Taxable Bond Series 2010A, 5.808%, 2/01/41	No Opt. Call	AA+	1,329,840
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B, 6.038%, 8/01/40	8/20 at 100.00	AAA	5,660,500
3,500	Texas Public Finance Authority, Revenue Bonds, Texas Windstorm Insurance Association (TWIA), Series 2014, 8.250%, 7/01/24	7/19 at 100.00	N/R	3,571,120
7,015	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2009A, 5.517%, 4/01/39	No Opt. Call	AAA	9,270,393
47,530	Total Texas			61,102,836

Nuveen Investments	21

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	March 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.9% (0.8% of Total Investments)
$4,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.700%, 10/01/40	4/20 at 100.00	AA+	$4,407,080
1,000	Tooele County Municipal Building Authority, Utah, Lease Revenue Bonds, Build America Bond Series 2010A-2, 8.000%, 12/15/32	12/20 at 100.00	A+	1,115,650
5,000	Total Utah			5,522,730
	Virginia – 3.8% (3.1% of Total Investments)
11,930	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	16,797,917
6,655	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46	5/16 at 100.00	B–	5,365,793
18,585	Total Virginia			22,163,710
	Washington – 3.8% (3.2% of Total Investments)
4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America Bonds, Tender Option Bond Trust T0001, 22.822%, 2/01/40 (IF) (4)	No Opt. Call	AA	8,143,200
11,090	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40	No Opt. Call	Aa3	14,295,675
15,090	Total Washington			22,438,875
	West Virginia – 0.5% (0.5% of Total Investments)
3,500	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds, Taxable Turbo Series 2007A, 7.467%, 6/01/47	No Opt. Call	B2	3,150,070
$540,535	Total Municipal Bonds (cost $594,966,266)			703,429,063

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.6% (0.4% of Total Investments)
	Diversified Consumer Services – 0.6% (0.4% of Total Investments)
$3,015	BCOM Investment Partners LLC, Taxable Notes, Burrell College of Osteopathic Medicine, Series 2015, 144A	7.500%	9/01/45	N/R	$3,181,648
$3,015	Total Corporate Bonds (cost $3,015,000)				3,181,648
	Total Long-Term Investments (cost $597,981,266)				706,610,711

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	REPURCHASE AGREEMENTS – 0.1% (0.1% of Total Investments)
$603	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/16, repurchase price $603,080, collateralized by: $20,000 U.S. Treasury Notes, 2.000%, due 8/15/25, value $20,275; $575,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $595,844	0.030%	4/01/16		$603,079
	Total Short-Term Investments (cost $603,079)				603,079
	Total Investments (cost $598,584,345) – 121.0%				707,213,790
	Borrowings – (15.3)% (6), (7)				(89,500,000)
	Floating Rate Obligations – (9.1)%				(53,090,000)
	Other Assets Less Liabilities – 3.4% (8)				19,973,459
	Net Assets Applicable to Common Shares – 100%				$584,597,249

22	Nuveen Investments

Investment in Derivatives as of March 31, 2016
Interest Rate Swaps outstanding:

										Variation
		Fund			Fixed Rate		Optional			Margin	Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Termination		Receivable/	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (9)	Date	Date	Value	(Payable)	(Depreciation )
Barclays Bank PLC*	$60,500,000	Receive	3-Month USD	2.329%	Semi-Annually	1/25/17	N/A	1/25/37	$(2,264,325)	$(320,854)	$(2,264,325)
			LIBOR-ICE
Barclays Bank PLC*	49,300,000	Receive	3-Month USD	2.971	Semi-Annually	7/13/16	N/A	7/13/45	(9,233,513)	(356,590)	(9,233,513)
			LIBOR-ICE
Morgan Stanley	121,000,000	Receive	1-Month USD	1.500	Monthly	12/01/15	12/01/17	12/01/19	(2,949,179)	—	(3,551,592)
& Co. LLC			LIBOR-ICE
	$230,800,000								$(14,447,017)	$(677,444)	$(15,049,430)

*	Citigroup Global Markets Inc. is the clearing broker for this transaction.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Borrowings as a percentage of Total Investments is 12.7%.
(7)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

N/A	Not applicable
USD LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange
 See accompanying notes to financial statements.

Nuveen Investments	23

NBD
Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments	March 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 106.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 106.0% (99.2% of Total Investments)
	Alabama – 0.7% (0.6% of Total Investments)
$1,000	Baptist Health Care Authority, Alabama, An Affiliate of UAB Health System, Taxable Bond Series 2013A, 5.500%, 11/15/43	No Opt. Call	A3	$1,063,480
	California – 24.8% (23.2% of Total Investments)
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A+	2,238,960
2,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust TN027, 29.164%, 8/01/49 (IF) (4)	No Opt. Call	AA+	6,991,300
3,185	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Projects I, Build America Taxable Bond Series 2010B, 7.618%, 8/01/40	No Opt. Call	AA	4,739,885
2,650	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	3,517,848
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust T0003, 28.199%, 7/01/42 (IF) (4)	No Opt. Call	AA+	6,441,800
1,000	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	A+	1,083,920
2,200	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48	No Opt. Call	AAA	2,977,458
1,500	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010G, 6.950%, 11/01/50	No Opt. Call	AA–	2,180,535
675	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E, 8.406%, 8/01/39	No Opt. Call	AA–	915,125
2,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond Trust B001, 28.317%, 11/01/41 (IF)	No Opt. Call	AA	4,620,900
315	Stanton Redevelopment Agency, California, Consolidated Project Tax Allocation Bonds, Series 2011A, 7.000%, 12/01/19	No Opt. Call	A	355,115
3,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Build America Taxable Bonds, Series 2010H, 6.548%, 5/15/48	No Opt. Call	AA–	4,085,970
22,025	Total California			40,148,816
	Colorado – 5.4% (5.1% of Total Investments)
4,000	Colorado State Bridge Enterprise Revenue Bonds, Federally Taxable Build America Series 2010A, 6.078%, 12/01/40	No Opt. Call	AA	5,222,560
2,555	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Build America Series 2010B, 5.844%, 11/01/50	No Opt. Call	AA+	3,530,754
6,555	Total Colorado			8,753,314
	Connecticut – 1.0% (0.9% of Total Investments)
1,355	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	1,591,895
	Georgia – 2.8% (2.6% of Total Investments)
1,000	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47	1/26 at 100.00	AAA	1,048,640
3,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	A–	3,534,300
4,000	Total Georgia			4,582,940

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 9.3% (8.7% of Total Investments)
$3,715	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	$4,180,044
1,255	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A	1,426,772
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5, 7.350%, 7/01/35	No Opt. Call	A–	2,188,740
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	6,543,450
365	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C, 6.859%, 1/01/39	No Opt. Call	A2	437,471
205	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40	No Opt. Call	A2	274,327
12,540	Total Illinois			15,050,804
	Indiana – 0.8% (0.8% of Total Investments)
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	Aa1	1,327,030
	Kentucky – 2.5% (2.3% of Total Investments)
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	4,042,560
	Massachusetts – 3.1% (2.9% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust T0004, 23.690%, 6/01/40 (IF) (4)	No Opt. Call	AAA	5,049,600
	Michigan – 1.1% (1.1% of Total Investments)
2,030	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	No Opt. Call	B–	1,852,314
	Mississippi – 1.6% (1.5% of Total Investments)
2,085	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F, 5.245%, 11/01/34	No Opt. Call	AA+	2,519,014
	Nevada – 2.7% (2.6% of Total Investments)
1,950	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	AA–	2,198,040
1,500	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series 2010C, 6.820%, 7/01/45	No Opt. Call	AA–	2,230,125
3,450	Total Nevada			4,428,165
	New Jersey – 5.1% (4.8% of Total Investments)
4,000	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	5,820,880
2,000	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series 2010H, 5.665%, 5/01/40	No Opt. Call	Aa3	2,469,000
6,000	Total New Jersey			8,289,880
	New York – 12.8% (11.9% of Total Investments)
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust B004, 23.763%, 3/15/40 (IF)	No Opt. Call	AAA	4,772,100
1,270	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39	11/33 at 100.00	AA–	1,745,221
1,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.440%, 6/15/43 (4)	No Opt. Call	AA+	1,920,090

Nuveen Investments	25

NBD	Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments (continued)	March 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust T30001-2, 25.768%, 6/15/44 (IF)	No Opt. Call	AA+	$5,655,700
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	4,832,555
1,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America Bonds, Series 2010-F1, 6.646%, 12/01/31	12/20 at 100.00	AA	1,763,445
11,770	Total New York			20,689,111
	North Carolina – 1.4% (1.3% of Total Investments)
1,955	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39	1/19 at 100.00	AA	2,200,157
	Ohio – 3.2% (3.0% of Total Investments)
1,500	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B, 7.499%, 2/15/50	No Opt. Call	A	2,117,790
2,650	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	3,061,836
4,150	Total Ohio			5,179,626
	Pennsylvania – 2.0% (1.9% of Total Investments)
2,575	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.511%, 12/01/45	No Opt. Call	A1	3,226,269
	South Carolina – 7.7% (7.2% of Total Investments)
8,985	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	AA–	12,001,804
205	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust T30002, 27.702%, 1/01/50 (IF)	No Opt. Call	AA–	549,154
9,190	Total South Carolina			12,550,958
	Tennessee – 3.3% (3.1% of Total Investments)
4,060	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	5,423,754
	Texas – 8.4% (7.8% of Total Investments)
2,520	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bonds, Series 2009B, 5.999%, 12/01/44	No Opt. Call	AA+	3,491,914
2,000	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	A1	2,716,920
2,350	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	A1	3,414,409
2,000	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa2	2,403,440
1,500	Texas Public Finance Authority, Revenue Bonds, Texas Windstorm Insurance Association (TWIA), Series 2014, 8.250%, 7/01/24	7/19 at 100.00	N/R	1,530,480
10,370	Total Texas			13,557,163
	Virginia – 2.7% (2.6% of Total Investments)
1,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	1,562,924
3,560	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46	6/16 at 100.00	B–	2,870,357
4,670	Total Virginia			4,433,281

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.3% (2.1% of Total Investments)
$2,855	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40	No Opt. Call	Aa3	$3,680,266
	West Virginia – 1.3% (1.2% of Total Investments)
2,355	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds, Taxable Turbo Series 2007A, 7.467%, 6/01/47	No Opt. Call	B2	2,119,547
$120,990	Total Municipal Bonds (cost $125,456,989)			171,759,944

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.8% (0.8% of Total Investments)
	Diversified Consumer Services – 0.8% (0.8% of Total Investments)
$1,300	BCOM Investment Partners LLC, Taxable Notes, Burrell College of Osteopathic Medicine, Series 2015, 144A	7.500%	9/01/45	N/R	$1,371,855
$1,300	Total Corporate Bonds (cost $1,300,000)				1,371,855
	Total Long-Tem Investments (cost $126,756,989)				173,131,799
	Borrowings – (7.3)% (5), (6)				(11,800,000)
	Floating Rate Obligations – (4.4)%				(7,190,000)
	Other Assets Less Liabilities – 4.9% (7)				7,877,965
	Net Assets Applicable to Common Shares – 100%				$162,019,764

Nuveen Investments	27

NBD	Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments (continued)	March 31, 2016
Investments in Derivatives as of March 31, 2016
Interest Rate Swaps outstanding:

										Variation
		Fund			Fixed Rate		Optional			Margin	Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Termination		Receivable/	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (8)	Date	Date	Value	(Payable )	(Depreciation )
Barclays Bank PLC	$29,500,000	Receive	1-Month USD	1.655%	Monthly	6/01/16	6/01/18	6/01/20	$(946,897)	$—	$(1,113,394)
			LIBOR-ICE
Barclays Bank PLC*	17,400,000	Receive	3-Month USD	2.329	Semi-Annually	1/25/17	N/A	1/25/37	(651,227)	(92,328)	(651,227)
			LIBOR-ICE
Barclays Bank PLC*	22,000,000	Receive	3-Month USD	2.971	Semi-Annually	7/13/16	N/A	7/13/45	(4,120,432)	(158,931)	(4,120,432)
			LIBOR-ICE
Morgan Stanley	34,200,000	Receive	3-Month USD	1.972	Semi-Annually	4/13/17	N/A	4/13/27	(480,757)	(125,105)	(480,757)
& Co. LLC*			LIBOR-ICE
	$103,100,000								$(6,199,313)	$(376,364)	$(6,365,810)
* Citigroup Global Markets Inc. is the clearing broker for this transaction.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Borrowings as a percentage of Total Investments is 6.8%.
(6)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(7)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

N/A	Not applicable
USD LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange
 See accompanying notes to financial statements.
28	Nuveen Investments

Statement of
	Assets and Liabilities	March 31, 2016

	Build America	Build America
	Bond	Bond Opportunity
	(NBB )	(NBD )
Assets
Long-term investments, at value (cost $597,981,266 and $126,756,989, respectively)	$706,610,711	$173,131,799
Short-term investments, at value (cost approximates value)	603,079	—
Cash collateral at brokers(1)	15,240,507	7,174,148
Interest rate swaps premiums paid	602,413	166,497
Receivable for interest	11,834,638	3,064,027
Other assets	73,344	13,934
Total assets	734,964,692	183,550,405
Liabilities
Borrowings	89,500,000	11,800,000
Cash overdraft	—	100,671
Floating rate obligations	53,090,000	7,190,000
Unrealized depreciation on interest rate swaps	3,551,592	1,113,394
Payable for:
Common share dividends	2,884,782	758,049
Variation margin on swap contracts	677,444	376,364
Accrued expenses:
Management fees	405,360	117,256
Interest on borrowings	95,241	12,557
Trustees fees	32,452	1,113
Other	130,572	61,237
Total liabilities	150,367,443	21,530,641
Net assets applicable to common shares	$584,597,249	$162,019,764
Common shares outstanding	26,461,985	7,205,250
Net asset value ("NAV") per common share outstanding	$22.09	$22.49
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$264,620	$72,053
Paid-in surplus	504,137,905	137,235,390
Undistributed (Over-distribution of) net investment income	(4,037,456)	(745,589)
Accumulated net realized gain (loss)	(9,347,835)	(14,551,090)
Net unrealized appreciation (depreciation)	93,580,015	40,009,000
Net assets applicable to common shares	$584,597,249	$162,019,764
Authorized common shares	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives in addition to the Fund's securities pledged as collateral as noted in the Fund's portfolio of investments.
See accompanying notes to financial statements.

Nuveen Investments	29

Statement of
	Operations	Year Ended March 31, 2016

	Build America	Build America
	Bond	Bond Opportunity
	(NBB )	(NBD )
Investment Income	$40,505,434	$10,863,240
Expenses
Management fees	4,766,571	1,384,514
Interest expense and amortization of offering costs	1,239,710	163,228
Custodian fees	78,052	35,543
Trustees fees	17,998	4,629
Professional fees	90,131	53,695
Shareholder reporting expenses	86,337	21,859
Shareholder servicing agent fees	169	169
Stock exchange listing fees	8,450	7,718
Investor relations expenses	71,935	18,422
Other	121,481	31,229
Total expenses	6,480,834	1,721,006
Net investment income (loss)	34,024,600	9,142,234
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,915,107	1,463,713
Swaps	(15,344,674)	(6,599,965)
Change in net unrealized appreciation (depreciation) of:
Investments	(21,555,569)	(6,096,820)
Swaps	5,259,280	1,252,886
Net realized and unrealized gain (loss)	(25,725,856)	(9,980,186)
Net increase (decrease) in net assets applicable to common shares from operations	$8,298,744	$(837,952)
See accompanying notes to financial statements.

30	Nuveen Investments

Statement of
Changes in Net Assets

	Build America		Build America
	Bond (NBB)		Bond Opportunity (NBD)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/16	3/31/15	3/31/16	3/31/15
Operations
Net investment income (loss)	$34,024,600	$36,204,017	$9,142,234	$9,843,843
Net realized gain (loss) from:
Investments	5,915,107	7,830,497	1,463,713	1,861,943
Swaps	(15,344,674)	4,487,052	(6,599,965)	(2,292,094)
Change in net unrealized appreciation (depreciation) of:
Investments	(21,555,569)	65,847,883	(6,096,820)	21,172,067
Swaps	5,259,280	(33,148,769)	1,252,886	(11,801,417)
Net increase (decrease) in net assets applicable to common shares from operations	8,298,744	81,220,680	(837,952)	18,784,342
Distributions to Common Shareholders
From net investment income	(35,776,604)	(36,835,083)	(9,460,493)	(9,856,782)
Decrease in net assets applicable to common shares from distributions to common shareholders	(35,776,604)	(36,835,083)	(9,460,493)	(9,856,782)
Net increase (decrease) in net assets applicable to common shares	(27,477,860)	44,385,597	(10,298,445)	8,927,560
Net assets applicable to common shares at the beginning of period	612,075,109	567,689,512	172,318,209	163,390,649
Net assets applicable to common shares at the end of period	$584,597,249	$612,075,109	$162,019,764	$172,318,209
Undistributed (Over-distribution of) net investment income at the end of period	$(4,037,456)	$(2,695,334)	$(745,589)	$(471,756)
See accompanying notes to financial statements.

Nuveen Investments	31

Statement of
	Cash Flows	Year Ended March 31, 2016

	Build America	Build America
	Bond	Bond Opportunity
	(NBB )	(NBD )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$8,298,744	$(837,952)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(109,690,123)	(18,205,438)
Proceeds from sales and maturities of investments	121,853,654	24,976,866
Proceeds from (Purchases of) short-term investments, net	(603,079)	263,033
Proceeds from (Payments for) swap contracts, net	(15,344,674)	(6,599,965)
Amortization (Accretion) of premiums and discounts, net	1,118,978	105,677
(Increase) Decrease in:
Cash collateral at brokers	(4,555,980)	(2,428,616)
Interest rate swaps premiums paid	(599,982)	(165,195)
Receivable for interest	400,726	163,822
Receivable for investments sold	6,461,673	—
Other assets	(45,108)	(12,085)
Increase (Decrease) in:
Payable for investments purchased	(1,074,123)	(92,382)
Payable for variation margin on swap contracts	550,563	263,058
Accrued management fees	(16,004)	(6,249)
Accrued interest on borrowings	27,494	3,625
Accrued Trustees fees	9,469	32
Accrued other expenses	4,029	3,177
Net realized (gain) loss from:
Investments	(5,915,107)	(1,463,713)
Swaps	15,344,674	6,599,965
Change in net unrealized (appreciation) depreciation of:
Investments	21,555,569	6,096,820
Swaps(1)	1,763,678	559,803
Net cash provided by (used in) operating activities	39,545,071	9,224,283
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(3,732,622)	100,671
Cash distributions paid to common shareholders	(35,812,449)	(9,438,261)
Net cash provided by (used in) financing activities	(39,545,071)	(9,337,590)
Net Increase (Decrease) in Cash	—	(113,307)
Cash at the beginning of period	—	113,307
Cash at the end of period	$—	$—

	Build America	Build America
	Bond	Bond Opportunity
Supplemental Disclosure of Cash Flow Information	(NBB )	(NBD )
Cash paid for interest (excluding borrowing costs)	$1,212,216	$159,603

(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

32	Nuveen Investments

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Nuveen Investments	33

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
Build America Bond (NBB)
Year Ended 3/31:
2016	$23.13	$1.29		$(0.98)	$0.31	$(1.35)	$—	$(1.35)	$22.09	$21.59
2015	21.45	1.37		1.70	3.07	(1.39)	—	(1.39)	23.13	21.24
2014	22.60	1.39		(1.14)	0.25	(1.40)	—	(1.40)	21.45	19.62
2013	21.39	1.35		1.17	2.52	(1.31)	—	(1.31)	22.60	20.97
2012	18.86	1.36		2.57	3.93	(1.40)	—	(1.40)	21.39	20.18

Build America Bond Opportunity (NBD)
Year Ended 3/31:
2016	23.92	1.27		(1.39)	(0.12)	(1.31)	—	(1.31)	22.49	21.52
2015	22.68	1.37		1.24	2.61	(1.37)	—	(1.37)	23.92	21.72
2014	23.92	1.40		(1.29)	0.11	(1.35)	—	(1.35)	22.68	20.50
2013	22.56	1.34		1.31	2.65	(1.29)	—	(1.29)	23.92	22.12
2012	19.43	1.45		3.17	4.62	(1.49)	—	(1.49)	22.56	20.97

	Borrowings at the End of Period
	Aggregate
	Amount	Asset
	Outstanding	Coverage
	(000)	Per $1,000
Build America Bond (NBB)
Year Ended 3/31:
2016	$89,500	$7,532
2015	89,500	7,839
2014	89,000	7,379
2013	89,000	7,720
2012	44,000	13,863

Build America Bond Opportunity (NBD)
Year Ended 3/31:
2016	11,800	14,730
2015	11,800	15,603
2014	11,500	15,208
2013	11,500	15,985
2012	—	—

34	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets (c)

	Based on	Ending			Net		Portfolio
Based on	Share	Net Assets			Investment		Turnover
NAV (b)	Price (b)	(000)	Expenses	(d)	Income (Loss	)	Rate	(e)

1.63%	8.66%	$584,597	1.13%		5.93%		16%
14.61	15.75	612,075	1.07		6.04		13
1.44	0.63	567,690	1.12		6.63		6
12.05	10.57	598,113	1.10		6.10		7
21.29	19.92	565,952	1.05		6.63		18

(0.25)	5.68	162,020	1.08		5.73		11
11.70	12.86	172,318	1.02		5.77		6
0.76	(0.85)	163,391	1.08		6.34		4
11.97	11.88	172,331	1.07		5.74		4
24.34	21.00	162,578	0.97		6.74		7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.
(d)
The expense ratios reflect, among other things, all interest expense and other costs related to borrowings (as described in Note 8 – Borrowing Arrangements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Build America Bond (NBB)
Year Ended 3/31:
2016	0.22%
2015	0.19
2014	0.22
2013	0.22
2012	0.18

Build America Bond Opportunity (NBD)
Year Ended 3/31:
2016	0.10%
2015	0.09
2014	0.11
2013	0.10
2012	0.03

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	35

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen Build America Bond Fund (NBB) ("Build America Bond (NBB)")
•	Nuveen Build America Bond Opportunity Fund (NBD) ("Build America Bond Opportunity (NBD)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Build America Bond (NBB) and Build America Bond Opportunity (NBD) were organized as Massachusetts business trusts on December 4, 2009 and June 4, 2010, respectively.
The end of the reporting period for the Funds is March 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2016 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund's primary investment objective is to provide current income through investments in taxable municipal securities. Each Fund's secondary investment objective is to seek enhanced portfolio value and total return. The Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds ("BABs"), which make up approximately 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates). BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009, which offer municipal issuers a federal subsidy equal to 35% of a bond's interest payments. Under normal circumstances, the Funds may invest 20% of their managed assets in securities other than BABs, including taxable and tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of each Fund's managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by the Sub-Adviser. In addition, each Fund will use an integrated leverage and hedging strategy so that the Fund has the potential to enhance income and risk-adjusted total return over time. Each Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities. Each Fund's overall goal is to outperform over time the Barclays Build America Bond Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.
The BAB program expired on December 31, 2010, and was not renewed. Build America Bond (NBB) and Build American Bond Opportunity (NBD) each have contingent term provisions stating that if there are no new issuances of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for any twenty-four month period ending on or before December 31, 2014, Build America Bond (NBB) and Build American Bond Opportunity (NBD) will terminate on or around June 30, 2020, and December 31, 2020, respectively. Since there has been no new issuance of BABs for a twenty-four month period, the Funds are currently being managed in line with these termination dates and the distribution of each Fund's assets to shareholders is planned for those times.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

36	Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds have entered into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Nuveen Investments	37

Notes to Financial Statements (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Prices of municipal bonds and other fixed income securities are provided by a pricing service approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Build America Bond (NBB)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$—	$703,429,063	$—	$703,429,063
Corporate Bonds**	—	3,181,648	—	3,181,648
Short-Term Investments:
Repurchase Agreements	—	603,079	—	603,079
Investments in Derivatives:
Interest Rate Swaps***	—	(15,049,430)	—	(15,049,430)
Total	$—	$692,164,360	$—	$692,164,360

Build America Bond Opportunity (NBD)
Long-Term Investments:
Municipal Bonds*	$—	$171,759,944	$—	$171,759,944
Corporate Bonds**	—	1,371,855	—	1,371,855
Investments in Derivatives:
Interest Rate Swaps***	—	(6,365,810)	—	(6,365,810)
Total	$—	$166,765,989	$—	$166,765,989

*	Refer to the Fund's Portfolio of Investments for state classifications.
**	Refer to the Fund's Portfolio of Investments for industry classifications.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as

38	Nuveen Investments

approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense" on the Statement of Operations.

Nuveen Investments	39

Notes to Financial Statements (continued)
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
Floating Rate Obligations Outstanding	(NBB	)	(NBD	)
Floating rate obligations: self-deposited Inverse Floaters	$53,090,000		$7,190,000
Floating rate obligations: externally-deposited Inverse Floaters	91,190,000		48,810,000
Total	$144,280,000		$56,000,000
During the current fiscal period, the average Floaters (including any borrowings from a Liquidity Provider) outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
Self-Deposited Inverse Floaters	(NBB	)	(NBD	)
Average floating rate obligations outstanding	$53,090,000		$7,190,000
Average annual interest rate and fees	0.53%		0.51%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

40	Nuveen Investments

As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
Floating Rate Obligations - Recourse Trusts	(NBB	)	(NBD	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$53,090,000		$7,190,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	91,190,000		40,810,000
Total	$144,280,000		$48,000,000
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

			Collateral
		Short-Term	Pledged (From	)	Net
Fund	Counterparty	Investments, at value	Counterparty	*	Exposure
Build America Bond (NBB)	Fixed Income Clearing Corporation	$603,079	$(603,079)		$—

*
As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date").
The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. For over-the-counter ("OTC") swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)."

Nuveen Investments	41

Notes to Financial Statements (continued)
Upon the execution of an OTC swap cleared through a clearing house ("OTC Cleared"), the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund's account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps." In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities.
During the current fiscal period, each Fund continued to use swap contracts to reduce the duration of its bond portfolio as well as to fix its interest cost of leverage.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Average notional amount of interest rate swap contracts outstanding*	$219,920,000		$93,940,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Build America Bond (NBB)
				Unrealized depreciation on interest
Interest rate	Swaps (OTC)	—	$—	rate swaps	$(3,551,592)
				Cash collateral at brokers and
				Payable for variation margin on
Interest rate	Swaps (OTC Cleared)	—	—	swap contracts**	(11,497,838)
Total			$—		$(15,049,430)
Build America Bond Opportunity (NBD)
				Unrealized depreciation on interest
Interest rate	Swaps (OTC)	—	$—	rate swaps	$(1,113,394)
				Cash collateral at brokers and
				Payable for variation margin on
Interest rate	Swaps (OTC Cleared)	—	—	swap contracts**	(5,252,416)
Total			$—		$(6,365,810)

**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund's Portfolio of Investments and not the asset and/or liability amount as described in the table above.

42	Nuveen Investments

The following tables present the Funds' swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of end of the reporting period.

Gross Amounts Not Offset on the Statement of Assets and Liabilities
		Gross		Gross	Amounts	Net Unrealized
		Unrealized		Unrealized	Netted on	Appreciation			Collateral
		Appreciation on		(Depreciation) on	Statement of	(Depreciation) on			Pledged
		Interest		Interest	Assets and	Interest	Financial		to (from	)	Net
Fund	Counterparty	Rate Swaps	***	Rate Swaps ***	Liabilities	Rate Swaps	Instruments	****	Counterparty		Exposure
Build America Bond (NBB)
	Morgan Stanley & Co. LLC	$—		$(3,551,592)	$—	$(3,551,592)	$893,026		$2,658,566		$—
Build America Bond Opportunity (NBD)
	Barclays Bank PLC	$—		$(1,113,394)	$—	$(1,113,394)	$—		$846,504		$(266,890)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
****	Represents inverse floating rate securities available for offset.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Build America Bond (NBB)	Interest rate	Swaps	$(15,344,674)	$5,259,280
Build America Bond Opportunity (NBD)	Interest rate	Swaps	(6,599,965)	1,252,886
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Transactions in common shares during the Funds' current and prior fiscal period were as follows:

	Build America		Build America
	Bond (NBB)		Bond Opportunity (NBD)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/16	3/31/15	3/31/16	3/31/15
Common shares issued to shareholders due to reinvestment of distributions	—	—	—	—
5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Purchases	$109,690,123		$18,205,438
Sales and maturities	121,853,654		24,976,866

Nuveen Investments	43

Notes to Financial Statements (continued)
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of March 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Cost of investments	$547,796,741		$119,905,185
Gross unrealized:
Appreciation	$106,675,020		$46,049,212
Depreciation	(351,329)		(15,956)
Net unrealized appreciation (depreciation) of investments	$106,323,691		$46,033,256
Permanent differences, primarily due to bond premium amortization and treatment of notional principal contracts, resulted in reclassifications among the Funds' components of common share net assets as of March 31, 2016, the Funds' tax year end, as follows:
	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Paid-in surplus	$1		$1
Undistributed (Over-distribution of) net investment income	409,882		44,426
Accumulated net realized gain (loss)	(409,883)		(44,427)
The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2016, the Funds' tax year end, were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Undistributed net ordinary income1	$1,979,763		$377,735
Undistributed net long-term capital gains	—		—

1
Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2016, and paid on April 1, 2016.

The tax character of distributions paid during the Funds' tax years ended March 31, 2016 and March 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
2016	(NBB	)	(NBD	)
Distributions from net ordinary income2	$35,882,452		$9,500,122
Distributions from net long-term capital gains	—		—

44	Nuveen Investments

	Build		Build America
	America		Bond
	Bond		Opportunity
2015	(NBB	)	(NBD	)
Distributions from net ordinary income2	$36,835,083		$9,856,782
Distributions from net long-term capital gains	—		—

2	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of March 31, 2016, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Capital losses to be carried forward – not subject to expiration	$10,095,558		$14,551,090
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3875
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2016, the complex-level fee for each Fund was 0.1632%.

Nuveen Investments	45

Notes to Financial Statements (continued)
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
As part of their investment strategies the Funds have each entered into a committed secured 364-day line of credit ("Borrowings") with their custodian bank as a means of leverage. Each Fund's maximum commitment amount under these Borrowings is as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Maximum commitment amount	$95,000,000		$15,000,000
As of the end of the reporting period, each Fund's outstanding balance on its Borrowings was as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Outstanding balance on Borrowings	$89,500,000		$11,800,000
During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Average daily balance outstanding	$89,500,000		$11,800,000
Average annual interest rate	1.04%		1.04%
In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments. Interest expense incurred on each Fund's Borrowings was calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus 0.75% or (ii) the overnight London Inter-bank Offered Rate (LIBOR) plus 0.75% for the period April 1, 2015 through May 20, 2015. In addition to the interest expense, the Funds each paid a 0.10% per annum facility fee, based on the unused portion of the commitment amount of the Borrowings for the period April 1, 2015 through May 20, 2015.
On May 20, 2015, each Fund renewed its Borrowings, at which time the termination date was extended through May 18, 2016. The interest charged on each Fund's Borrowings was changed from the higher of (i) the overnight Federal Funds rate plus 0.75% or (ii) the overnight LIBOR plus 0.75% to the higher of (i) the overnight Federal Funds rate plus 0.80% or (ii) the one-month LIBOR plus 0.80%. Each Fund's per annum facility fee, based on the unused portion of the commitment amount of the Borrowings was increased from 0.10% to 0.15% at all times when the outstanding Borrowings is greater than 50% of the maximum commitment amount, otherwise the fee is increased to 0.25% per annum. Each Fund also incurred a one-time ammendment fee of 0.10% based on the maximum commitment amount of the Borrowings through the renewal date. Subsequent to the current fiscal period, on May 18, 2016, each Fund renewed its Borrowings, at which time the termination date was extended through June 17, 2016, but the Funds anticipate that they will renew these Borrowings with their custodian bank through May 2017. All other terms of the Borrowings remained unchanged.
Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense, facility fees and other fees incurred on the Borrowings are recognized as a component of "Interest expense" on the Statement of Operations.

46	Nuveen Investments

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.**	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member and will retire from the Funds' Board of Trustees effective May 31, 2016.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NBB	NBD
Common Shares repurchased	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	47

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Barclays Aggregate-Eligible Build America Bond Index: An unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Barclays. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

48	Nuveen Investments

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	49

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

50	Nuveen Investments

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	189

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	189

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
189

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
189

Nuveen Investments	51

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
189

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	189

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	189

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
189

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
189

52	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2015) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	189

■	THOMAS S. SCHREIER, JR.(2)(3) 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class III
Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); formerly, Co-Chief Executive Officer of Nuveen Securities, LLC (2011-2016); Member of Board of Governors and Chairman's Council of the Investment Company Institute; Director and Vice Chair of Allina Health and a member of its Finance, Audit and Investment Committees; Director of the Minneapolis Institute of Art; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
189

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					190

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	83

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2009	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	190

Nuveen Investments	53

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	190

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	190

■	SHERRI A. HLAVACEK 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2015
Executive Vice President (since 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers, LLC and Nuveen Investments Holdings, Inc.; Executive Vice President, (formerly,Managing Director), Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
					190

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	190

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	83

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	190

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	2007
Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					190

54	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	190

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	190

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Mr. Schreier will retire from the Funds' Board of Trustees effective May 31, 2016.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	55

Nuveen Investments:
                        Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-C-0316D 16360-INV-Y-05/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Build America Bond Opportunity Fund

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
March 31, 2016	$26,375	$0	$0	$629

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2015	$25,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2016	$ 629	$ 0	$ 0	$ 629
March 31, 2015	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGERS’ BIOGRAPHIES

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.   He manages investments for 17 Nuveen-sponsored investment companies.

John V. Miller, CFA, joined Nuveen's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with C.W. Henderson & Assoc., a municipal bond manager for private accounts. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is a Managing Director and Co-Head of Fixed Income of Nuveen Asset Management. He manages investments for 11 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Daniel J. Close	Registered Investment Company	17	$5.54 billion
	Other Pooled Investment Vehicles	6	$428 million
	Other Accounts	8	$ .4 million
John V. Miller	Registered Investment Company	10	$22.75 billion
	Other Pooled Investment Vehicles	8	$232 million
	Other Accounts	12	$8.5 million
*	Assets are as of March 31, 2016. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance.  In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NBD AS OF MARCH 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X
John V. Miller	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Build America Bond Opportunity Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: June 6, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 6, 2016